UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2007

Item 1. Report to Stockholders.

FIMCO Select Fund

ANNUAL REPORT
For the Year Ended
November 30, 2007

FIMCO Select Fund

January 22, 2008

Dear Shareholder,

Fund Performance
The FIMCO Select Fund increased in value 3.79% from November 30, 2006 to November 30, 2007, while the S&P 500 increased by 7.72% and the S&P 1500 increased by 7.51% over the same time period.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 653-4626.The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If it had returns would be reduced.

Our best performing equity positions over the last year were Janus Capital, Dollar General, American Standard, Coca-Cola, Berkshire Hathaway, Costco, First Data, ConocoPhillips, Paccar and Chevron, with each of these companies contributing at least 20% returns during this time period.  Janus increased 66% until we sold it in early November, as it was approaching our price target and we no longer had an appropriate margin of safety in the position.  Dollar General and First Data rose 35% and 30% respectively as both companies were taken private during the year.  American Standard increased 34% as they announced plans to sell their bath and kitchen business and spin off their vehicle control systems business. We sold American Standard in early June as it exceeded our price target and we felt that the stock price fully reflected the value of the corporate restructuring activities mentioned above.  Coca-Cola, Costco and Paccar all continued to perform very well in the face of declining economic conditions, which speaks to the strength of their business models and brands.  Berkshire Hathaway also increased in the face of a volatile market as many expect Warren Buffett to take advantage of the volatility as a cash buyer with $45 billion in his war chest.  Lastly, ConocoPhillips and Chevron continued to benefit from the price of oil rising from $60 to $90 during the year.

Our worst performing equity positions over the last year were Delta Financial, National City, Borders Group, FreightCar America and Office Depot, with each of these companies declining over 20% during our holding period in the last year.  Delta Financial was by far the largest contributor to our underperformance over the last year, as it declined 85% from the day we

FIMCO Select Fund

initiated the position in late June until we sold the position in order to take tax losses in late November.  Delta is a consumer finance company that originates, securitizes and sells non-conforming mortgages on residential properties and has been in business since 1982.  We initiated the position in the face of the sub-prime crisis because we believed that Delta’s business model would survive the crisis.  Unlike many sub-prime lenders, Delta originated primarily fixed rate loans and its average loan-to-value ratio was 75 to 80 percent.  Their underwriting standards were obviously more conservative than most, if not all of its competitors.  We also took comfort in the fact that the founding family still owned 25% of the company and another well respected institutional investor owned another 25%.  In hindsight, none of these factors mattered because the securitization market for sub-prime loans became non-existent and the inability to sell the loans and declining value of those loans on Delta’s books forced their warehouse lenders to make margin calls that Delta did not have the financial ability to meet.  They were able to get a capital infusion in early October from two institutional investors but at a high price to existing shareholders from the resulting dilution.  In late November, we decided to take our tax losses and exit the position.

National City is another financial institution that has struggled in the last six months from mounting loan losses.  We originally purchased National City in late March as they had very fortuitously sold their sub-prime business to Merrill Lynch in December 2006.  However, they did have to retain some of those loans and that combined with the general credit crunch we’ve experienced in the last six months has caused their earnings and the stock price to decline.  We also decided to sell National City in late November to take the tax loss and we will revisit the position after 31 days or when we have some more clarity on their total loss exposure.  Borders also detracted from performance but we are maintaining our position as there are some obvious and achievable ways for them to create more value for their shareholders and we have two large activist institutional investors on our side as shareholders that we think will make sure that management realizes that value.

FreightCar America (RAIL) is a recent addition to the portfolio that has been a disappointing performer.  We knew we were fighting an industry headwind before we took the position but that headwind, or at least the headwind perceived by the market, has been a little stronger than we expected.  RAIL sells and leases freight cars and until recently has focused on primarily coal cars.  They have approximately 80% of the domestic market for coal cars and the past two years have been historically high demand years in this very cyclical industry.  Therefore, the next two years the demand for coal cars is

FIMCO Select Fund

expected to be anemic.  What we think the market is missing and the reason we own the stock is that over the last two years the company has been using the cash flow generated in a peak cycle for coal cars to re-invest in their manufacturing capabilities so that they can produce other types of freight cars.  While all types of freight cars are cyclical, being diversified across multiple types should minimize the lumpiness of RAIL’s revenue.  Furthermore, RAIL is investigating the China and India markets for coal cars, where coal is a primary energy source and railroads are expanding as fast as they were in the in the US in the 19th century.

Office Depot is another recent addition that has also been a poor performer and is also fighting an industry headwind.  The downturn in the housing market and declining consumer confidence is hurting Office Depot’s sales to small businesses and individuals.  While this is likely to continue for a while longer, we believe the stock is simply too cheap relative to cash flow that is generated by the business (even in tough times) and while we may have to endure some short-term pain, we think the long-term gain potential is large enough to compensate us for being patient with this position.

Shareholder Letter
As a few of our positions above demonstrate, being a "value" investor is not for the faint of heart and to be successful at it one must have patience and an ability to separate emotion and rational decision making.  Our position in Delta Financial is a painful reminder that we will make mistakes and that there are scenarios that can and will occur from time to time that are out of our control.  Even with hindsight, it’s hard to believe that the securitization market for sub-prime loans is basically non-existent today.  Our positions in Borders, FreightCar America and Office Depot fall into the patient category and while the market is telling us we’ve been wrong to own them and our emotions may tell us that we should just dump them and move on, our rational thought process and valuation work suggests that they are all decent businesses that generate cash and that we are buying that cash flow at a discount to its intrinsic value over time.  After a year of underperforming our benchmarks by almost four percentage points, we hope our shareholders are patient and realize the value of the decisions we are making today.  Those are the decisions that will drive the future performance of the fund and we think we are going to have a lot of opportunities to make some good decisions in the year ahead.

In our semi-annual letter we discussed the lack of a risk priced into the stock market as demonstrated by the VIX index and in the bond market looking at 10-year BB rated bonds versus Treasuries.  We mentioned that the VIX had

FIMCO Select Fund

spiked to 19 with the initial sub-prime crisis in late February and early March but had settled at the 13 level by the end of March and stayed there until the end of May.  Since then, the index has crossed the 30 level in August and early November and ended November at 23.  The S&P 500 since May has fallen 8% only to reach new highs in early October, then fall 10% from that point and then end November only 4% lower than it started six months ago.  The spread of 10-year BB bonds versus the 10-year treasury stood at 212 basis points at the end of May.  This compares to an average of 274 basis points since 1994 and peak levels of over 500 basis points when the market last experienced significant negative returns in 2002.  Since the end of May, BB spreads have increased to 374 basis points at the end of November, which puts them 100 basis points above the average since 1994.  Needless to say, the perceived risk in both the stock and bond markets has increased markedly in the last six months.  While we think this is long overdue in the bond market, the net effect on the stock market has been a 4% decline and while we may experience some more downside if we fall into recession, the overall valuation level for the stock market is at a reasonable price.  We believe that using a time frame of three years or longer, the domestic equity market is an attractive asset class at current prices.  We think equities are an even more attractive option when you overlay your domestic equity exposure with the disciplined, valuation based approach which we employ.

Sincerely,
Gary T. Schoen, Chief Investment Officer

FIMCO Select Fund

Must be preceded or accompanied by a prospectus.

The Fund may invest in options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index and the S&P 1500 Index are broad based unmanaged indices of 500 and 1500 stocks respectively, which are widely recognized as representative of the equity market in general.  The VIX index is more formally known as the CBOE SPX Volatility Index and reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strike prices.  You cannot invest directly in an index.

Please refer to the Schedule of Investments on page 9 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

The FIMCO Select Fund is distributed by Quasar Distributors, LLC (02/08)

FIMCO Select Fund

SECTOR ALLOCATION at November 30, 2007 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	21.9%
Consumer Staples	16.1%
Energy	9.0%
Financials	18.1%
Health Care	5.9%
Industrials	7.7%
Information Technology	12.6%
Investment Companies	22.4%
Money Market	2.7%
Liabilities in Excess of Other Assets*	(16.4)%
Net Assets	100.0%

*  Includes short positions as of November 30, 2007.

EXPENSE EXAMPLE For the Six Months Ended November 30, 2007 (Unaudited)

As a shareholder of the FIMCO Select Fund (the "Fund"), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/07 – 11/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days.  Individual Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory

FIMCO Select Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2007 (Unaudited) (Continued)

fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses.  These are based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 6/1/07	Value 11/30/07	6/1/07 – 11/30/07*
Actual^	$1,000	$ 944	$9.31
Hypothetical (5% annual
return before expenses)+	$1,000	$1,015	$9.65

^	Excluding interest expense and dividends on short positions, your actual cost of investment in the Found would be $7.31.
+	Excluding interest expense and dividends on short positions, your hypothetical cost of investment in the Fund would be $7.59.
*
Expenses are equal to the Fund’s annualized expense ratio, including interest expense and dividends on short positions, of 1.91% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).  If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 1.50% (reflecting fee waivers in effect).

FIMCO Select Fund

Fund Average Annual Return
Period Ended November 30, 2007
1 Year	3.79%
Since Inception (12/28/05)	10.18%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 28, 2005 (the Fund’s "inception"), and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of dividends and capital gains.

The one-year year total return for the S&P 500 Index was 7.72%.  The average annual total return since the Fund’s inception for the S&P 500 Index was 10.92%.

The one-year total return for the S&P 1500 Supercomposite Index was 5.03%.  The average annual total return since the Fund’s inception for the S&P 1500 Supercomposite Index was 8.41%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fimcofunds.com or calling (866) 653-4626.

The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.  The S&P 500 Index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

The S&P 1500 Supercomposite Index consists of the 1500 companies included in the S&P 500, the S&P mid-cap 400 and S&P small-cap 600.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at November 30, 2007

Shares		Value
COMMON STOCKS: 90.8%
Auto Components: 2.0%
26,000	Superior Industries
	International, Inc.	$481,520
Beverages: 5.9%
12,000	Anheuser-Busch
	Companies, Inc.[1]	632,640
13,000	The Coca-Cola Co.[1]	807,300
		1,439,940
Commercial Banks: 7.3%
11,300	Bank of America Corp.	521,269
18,900	Commerce
	Bancorp, Inc.[1]	752,598
15,880	Wells Fargo & Co.	514,988
		1,788,855
Communications Equipment: 2.5%
22,000	Cisco Systems, Inc.*	616,440
Electronic Equipment & Instruments: 0.7%
4,475	Tyco Electronics Ltd.	167,320
Food & Staples Retailing: 9.6%
15,900	Costco
	Wholesale Corp.[1]	1,071,660
26,500	Wal-Mart Stores, Inc.[1]	1,269,350
		2,341,010
Health Care Equipment & Supplies: 0.7%
4,475	Covidien Ltd.	179,492
Hotels, Restaurants & Leisure: 3.1%
32,400	Papa John’s
	International, Inc.*	763,020
Household Durables: 4.0%
41,835	Palm Harbor
	Homes, Inc.*	471,899
6,300	Whirlpool Corp.	510,048
		981,947
Industrial Conglomerates: 0.7%
4,475	Tyco
	International, Ltd.	179,582
Insurance: 7.1%
202	Berkshire Hathaway,
	Inc. - Class B*	947,380
1,600	Markel Corp.*	771,440
		1,718,820
Internet & Catalog Retail: 3.0%
21,800	eBay, Inc.*[1]	730,954
IT Services: 3.4%
36,200	The Western
	Union Co.	818,120
Life Science Tools & Services: 1.7%
7,200	Thermo
	Electron Corp.*	415,008
Loan Brokers: 0.8%
105,000	Delta Financial Corp.	193,200
Machinery: 5.0%
17,500	FreightCar
	America, Inc.	594,475
12,075	PACCAR, Inc.[1]	611,116
		1,205,591
Media: 2.6%
780	The Washington Post
	Co. - Class B	629,070
Oil & Gas: 9.0%
7,100	Chevron Corp.[1]	623,167
11,800	ConocoPhillips[1]	944,472
7,000	Exxon Mobil Corp.[1]	624,120
		2,191,759
Personal Credit Institutions: 2.9%
23,200	The First
	Marblehead Corp.	696,232
Pharmaceuticals: 3.5%
12,500	Johnson & Johnson[1]	846,750
Road & Rail: 2.1%
6,000	Burlington Northern
	Santa Fe Corp.	501,120
Software: 3.0%
21,900	Microsoft Corp.[1]	735,840

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at November 30, 2007 (Continued)

Shares		Value
COMMON STOCKS: 90.8% (Continued)
Specialty Retail: 10.2%
66,100	Borders Group, Inc.[1]	$826,911
41,000	Carmax, Inc.*[1]	937,670
41,800	Office Depot, Inc.*[1]	716,452
		2,481,033
TOTAL COMMON STOCKS
(Cost $20,932,999)		22,102,623
INVESTMENT COMPANIES: 22.4%
5,000	Energy Select Sector
	SPDR Fund[1]	367,350
17,600	Health Care Select
	Sector SPDR Fund[1]	641,872
5,700	IShares Dow Jones
	Healthcare Index Fund	414,162
5,700	IShares Dow Jones
	Technology Index Fund	350,151
18,200	Materials Select Sector
	SPDR Fund	758,030
25,500	Technology Select
	Sector SPDR Fund[1]	667,845
21,500	Utilities Select Sector
	SPDR Fund[1]	918,695
10,000	Vanguard Health Care
	Sector Index Fund[1]	628,800
8,300	Vanguard Information
	Technology Index Fund[1]	493,352
2,800	Vanguard
	Telecommunication
	Services Index Fund	214,396
		5,454,653
TOTAL INVESTMENT COMPANIES
(Cost $4,596,977)		5,454,653
Contracts
CALL OPTIONS PURCHASED: 0.5%
190	National City Corp.
	Expiration:
	January, 2009,
	Exercise Price: $35.00	3,325
170	Wal-Mart Stores, Inc.
	Expiration:
	January, 2009,
	Exercise Price: $45.00	129,200
TOTAL CALL OPTIONS PURCHASED
(Cost $222,201)		132,525

Shares
SHORT-TERM INVESTMENT: 2.7%
652,214	Fidelity Institutional
	Money Market
	Portfolio	652,214
TOTAL SHORT-TERM INVESTMENT
(Cost $652,214)		652,214
TOTAL INVESTMENTS
IN SECURITIES: 116.4%
(Cost $26,404,391)		28,342,015
Liabilities in Excess
of Other Assets: (16.4)%		(4,002,255)
TOTAL NET ASSETS: 100.0%		$24,339,760

[1]	A portion of the security was purchased with the cash proceeds from securities sold short and is used for collateral on short sales.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF OPTIONS WRITTEN at Noveamber 30, 2007

Contracts		Value
CALL OPTION
220	Cisco Systems, Inc.
	Expiration:
	January, 2008,
	Exercise Price $30.00	$14,850
TOTAL OPTION WRITTEN
(Premium received $34,094)		$14,850

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF SECURITIES SOLD SHORT at November 30, 2007

Shares		Value
50,000	Consumer Discretionary
	Select Sector
	SPDR Fund	$1,732,500
15,800	Consumer Staples Select
	Sector SPDR Fund	460,886
58,000	Financial Select Sector
	SPDR Fund	1,798,000
		3,991,386
TOTAL SECURITIES SOLD SHORT
(Proceeds $4,233,306)		$3,991,386

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2007

ASSETS
Investments in securities, at value
(cost $26,404,391) (Note 2)	$28,342,015
Receivables:
Investment securities sold	55,135
Dividends and interest	41,056
Prepaid expenses	1,615
Total assets	28,439,821

LIABILITIES
Payables:
Securities sold short, at value (proceeds $4,233,306)	3,991,386
Written options, at value (proceeds $34,094)	14,850
Investment advisory fees, net	19,079
Administration fees	3,288
Custody fees	2,105
Fund accounting fees	4,738
Transfer agent fees	4,021
Chief compliance officer fees	483
Due to broker	32,707
Other accrued expenses	27,404
Total liabilities	4,100,061

NET ASSETS	$24,339,760
Net asset value, offering and redemption price per share
($24,339,760/2,019,280, shares outstanding; unlimited
number of shares authorized without par value)	$12.05

COMPONENTS OF NET ASSETS
Paid-in capital	$21,449,447
Accumulated net realized gain
on investments and options	691,525
Net unrealized appreciation
on investments and options	1,937,624
Net unrealized appreciation on options written	19,244
Net unrealized appreciation on securities sold short	241,920
Net assets	$24,339,760

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2007

INVESTMENT INCOME
Dividends	$339,961
Interest	23,542
Total investment income	363,503

EXPENSES (Note 3)
Investment advisory fees	238,706
Dividends on short positions	28,238
Interest expense	68,965
Fund accounting fees	30,453
Administration fees	30,000
Transfer agent fees	23,930
Audit fees	18,094
Custody fees	11,001
Registration fees	6,954
Reports to shareholders	5,962
Chief compliance officer fees	5,252
Miscellaneous expense	4,635
Trustee fees	3,714
Legal fees	3,336
Insurance expense	890
Total expenses	480,130
Less: fees waived	(24,868)
Net expenses	455,262
Net investment loss	(91,759)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	980,312
Net realized loss on short transactions	(244,233)
Change in net unrealized depreciation
on investments and options	(222,596)
Change in net unrealized appreciation on options written	19,244
Change in net unrealized appreciation
on securities sold short	323,524
Net realized and unrealized gain on investments	856,251
Net increase in net assets
resulting from operations	$764,492

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30,	November 30,
	2007	2006*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(91,759)	$(40,732)
Net realized gain (loss) on investments	980,312	(22,139)
Net realized loss on short transactions	(244,233)	—
Change in net unrealized
appreciation (depreciation)
on investments and options	(222,596)	2,160,220
Change in net unrealized
appreciation on options written	19,244	—
Change in net unrealized
appreciation (depreciation)
on securities sold short	323,524	(81,604)
Net increase in net assets
resulting from operations	764,492	2,015,745

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	3,077,258	18,482,265
Total increase in net assets	3,841,750	20,498,010

NET ASSETS
Beginning of year/period	20,498,010	—
End of year/period	$24,339,760	$20,498,010

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	November 30, 2007		November 30, 2006*
	Shares	Value	Shares	Value
Shares sold	491,527	$5,964,529	1,890,204	$19,800,722
Shares redeemed (b)	(237,415)	(2,887,271)	(125,036)	(1,318,457)
Net increase	254,112	$3,077,258	1,765,168	$18,482,265

(b)	Net of redemption fees of $796 and $0.

*	Fund commenced operations December 28, 2005.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2007

INCREASE (DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$764,492
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(18,256,936)
Proceeds for dispositions of investment securities	14,680,588
Proceeds from short transactions	3,224,153
Cover short transactions	(2,226,757)
Purchase of short-term investments, net	(304,352)
Decrease in receivable for securities sold	422,126
Increase in written options	34,094
Increase in prepaid expenses	(1,615)
Increase in dividends and interest receivable	(18,971)
Decrease in payable for securities purchased	(596,723)
Decrease in accrued expenses	(7,296)
Increase in due to broker	32,707
Unrealized appreciation on securities	(120,172)
Net realized (gain) loss on:
Long transactions	(980,312)
Short transactions	244,233
Net cash provided by operating activities	(3,110,741)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	5,988,291
Payment on shares redeemed	(2,887,271)
Net cash used in financing activities	3,101,020
Net decrease in cash	(9,721)

CASH:
Beginning balance	9,721
Ending balance	$—
Supplemental information:
Cash paid for interest on loan outstanding	$68,965

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Year Ended	Period Ended
	November 30,	November 30,
	2007	2006[1]
Net asset value, beginning of year/period	$11.61	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss[2,3]	(0.05)	(0.02)
Net realized and unrealized gain on investments	0.49	1.63
Total from investment operations	0.44	1.61
Paid-in capital from redemption fees (Note 2)	0.00 [4]	—
Net asset value, end of year/period	$12.05	$11.61
Total return	3.79%	16.10%[5]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$24.3	$20.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed[11]	2.01%[7]	2.04%[6,7]
After fees waived and expenses absorbed[11]	1.91%[8]	1.53%[6,8]
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed[11]	(0.49)%[9]	(0.79)%[6,9]
After fees waived and expenses absorbed[11]	(0.39)%[10]	(0.28)%[6,10]
Interest expense and dividend/interest on short positions	0.41%	0.03%

Portfolio turnover rate	75%	54%[5]

[1]	Fund commenced operations December 28, 2005.
[2]	Recognition of net income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
[3]	Net investment income per share before dividends on short positions for the year ended November 30, 2007 and the period ended November 30, 2006 was $0.00 and $(0.02), respectively.
[4]	Amount is less than $0.01
[5]	Not annualized
[6]	Annualized.
[7]
The ratio of expenses to average net assets includes interest expense on short positions.  The ratio excluding interest expense on short positions for the year ended November 30, 2007 and the period ended November 30, 2006 was 1.60% and 2.01%, respectively.

[8]
The ratio of expenses to average net assets includes interest expense on short positions.  The ratio excluding interest expense on short positions for the year ended November 30, 2007 and the period ended November 30, 2006 was 1.50% and 1.50%, respectively.

[9]
The ratio of net investment income(loss) to average net assets includes dividends and interest expense on short positions.  The ratio excluding dividends and interest expense on short positions for the year ended November 30, 2007 and the period ended November 30, 2006 was (0.08)% and (0.76)%, respectively.

[10]
The ratio of net investment income(loss) to average net assets includes dividends and interest expense on short positions.  The ratio excluding dividends and interest expense on short positions for the year ended November 30, 2007 and the period ended November 30, 2006 was 0.02% and (0.25)%, respectively.

[11]	Does not include expenses of the investment companies in which the Fund invests in.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2007

NOTE 1 – ORGANIZATION

FIMCO Select Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company.  The Fund commenced operations on December 28, 2005.

The Fund’s investment objective is long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP").  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2007 (Continued)

the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2007, the Fund did not hold fair valued securities.

B.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

D.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2007 (Continued)

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Short Sales.  The Fund may sell a security it does not own in anticipation of a decline in the value of that security.  When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain is limited to the difference between the price at which the Fund sold the security short and the price the Fund pays to purchase the security to terminate the short sale, or a sale.  The Fund is liable for any dividends payable on the securities while those securities are in a short position.  As collateral for its short positions, the Fund is required by the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.  The fund has entered into a Special Custody Account Agreement with Bear Stearns Securities Corp. ("Bear Stearns") in which collateral for its short

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2007 (Continued)

positions consists of segregated securities owned by the Fund.  Bear Stearns charges the Fund a fee equal to a 2% spread on the outstanding short positions market value.  For the year ended November 30, 2007, the Fund incurred net interest expense on short positions of $68,965.

I.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements.  Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the "more likely than not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of November 30, 2007, open Federal and Massachusetts tax years include the tax years ended March 31, 2006 through 2007.  The Funds have no examination in progress.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2007, the Fund decreased undistributed net investment loss by $91,759 and decreased paid-in capital by $91,759 due to certain permanent book and tax differences.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2007 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Frontier Investment Management Co., (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended November 30, 2007, the Fund incurred $238,706 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended November 30, 2007, the Advisor has waived $24,868 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  At November 30, 2007, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $100,227.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
November 30, 2009	$75,359
November 30, 2010	$24,868

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rates:

FIMCO Select Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2007 (Continued)

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended November 30, 2007, the Fund incurred $30,000 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended November 30, 2007, the Fund was allocated $5,252 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the "Distributor") serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. serves as custodian (the "Custodian") to the Fund.  Both The Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term investments, was $20,348,694 and $17,904,742, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2007.

For the year ended November 30, 2007, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $2,226,757 and $3,224,153 respectively.

NOTE 5 – OPTIONS WRITTEN

Transactions in call options written for the year ended November 30, 2007, were as follows:

	Number of	Premium
	Contracts	Amount
Balance at November 30, 2006	—	$—
Opened	220	34,094
Expired	—	—
Exercised	—	—
Closed	—	—
Balance at November 30, 2007	220	$34,094

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2007 (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

For the year ended November 30, 2007, there were no distributions for the Fund.

The cost basis of investments for federal income tax purposes at November 30, 2007 was as follows:

Cost of Investments	$26,429,494
Gross tax unrealized appreciation on long positions	$3,842,101
Gross tax unrealized depreciation on long positions	(1,929,580)
Net tax unrealized appreciation on long positions	1,912,521
Gross tax unrealized appreciation on short positions	241,920
Gross tax unrealized appreciation on options written	19,244
Net tax unrealized appreciation on
short positions and options written	261,164
Total net tax unrealized appreciation on investments	2,173,685
Undistributed ordinary income	—
Undistributed long-term capital gain	716,628
Total distributable earnings	716,628
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,890,313

Differences between book losses and tax losses are attributable to the tax treatment of wash sales.

FIMCO Select Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the FIMCO Select Fund, a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedule of investments as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 28, 2005 (commencement of operations) through November 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FIMCO Select Fund as of November 30, 2007, the results of its operations and its cash flow for the year then ended, changes in its net assets and the financial highlights for the year then ended and for the period December 28, 2005 through November 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2008

FIMCO Select Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Portfolio.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupation for the past five years and other directorships are set forth below.

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Address	with the	of Time	During Past	Overseen	Directorships
and Age	Trust(1)	Served	Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
management and
business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant;		Foundation;
2020 E. Financial Way		Since	formerly, Chief		The
Suite 100		May 1991.	Executive Officer,		University
Glendora, CA 91741			Rockefeller Trust		of Virginia
			Co., prior thereto		Law School
			Senior Vice President;		Foundation.
formerly, Senior Vice
President, Norton
Simon, Inc.

FIMCO Select Fund
TRUSTEES AND EXECUTIVE OFFICERS (Continued)

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Address	with the	of Time	During Past	Overseen	Directorships
and Age	Trust(1)	Served	Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President, Investment		Trustee,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds.
("ICA") (mutual fund
administrator).
Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President,	Not	Not
(born 1947)		Term; Since	U.S. Bancorp	Applicable.	Applicable.
2020 E. Financial Way		August	Fund Services,
Suite 100		2002.	LLC, since July
	Chief	Indefinite
	Compliance	Term; Since
	Officer	September
2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
December
2005.

FIMCO Select Fund
TRUSTEES AND EXECUTIVE OFFICERS (Continued)

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Address	with the	of Time	During Past	Overseen	Directorships
and Age	Trust(1)	Served	Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	Not	Not
(born 1973)		Term;	Officer, U.S.	Applicable.	Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC, since
		2002.	April 2006;
Vice President,
U.S. Bancorp Fund
Services, LLC, since
1997; formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).

(1)	The Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term "Fund Complex" applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

FIMCO Select Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 653-4626 and by accessing the Fund’s website at www.fimcofunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 653-4626.  In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 653-4626.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.fimcofunds.com within ten business days after calendar quarter end.

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Frontier Investment Management Co. (the "Advisor") for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was above the median of its peer group for all relevant time periods.  The Board also noted that the Fund was ranked in the third quartile for the year-to-date and six-month time periods and was ranked in the second quartile for the nine-month and one-year time periods within the Lipper Multi-Cap Core Funds Universe.  The Board also took into account that the overwhelming majority of the shareholders in the Fund were also advisory clients of the Advisor.  The Board noted that the Fund had only recently commenced investment operations and concluded that the Advisor’s performance was satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board received information that the advisory fee is comparable to the fee the Advisor charges its separately managed accounts at lower asset levels and above the fee it charges its separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts are not identical, and was not excessive.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%.  The Board noted that the Fund’s advisory fee on a contractual basis was equal to the peer group median and below the peer group median net of fee waivers or expense reimbursements.  The Board noted that, while the Fund’s total expense ratio is higher than the peer group median, it appeared to be generally in line with the expenses of the peer group.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board noted that the Fund does not currently have any "soft dollar" arrangements and does not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Investment Advisor
FRONTIER INVESTMENT MANAGEMENT CO.
8401 N. Central Expwy, Ste. 645, LB 31
Dallas, TX 75225

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

FIMCO Select Fund
Symbol – FMCOX
CUSIP – 742935398

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2007	FYE 11/30/2006
Audit Fees	$17,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2007	FYE 11/30/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  January 28, 2008

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  January 29, 2008

•	Print the name and title of each signing officer under his or her signature.